UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2012

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)           On June 5, 2012, Mack-Cali Realty Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to (i) elect three members of the Board of Directors of the Company, (ii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, and (iii) ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

(b)           At the Annual Meeting, the Company’s stockholders elected the following three Class III directors to serve until the Company’s annual meeting of stockholders to be held in 2015; Mitchell E. Hersh (Number of shares for: 69,423,430, Number of shares withheld: 3,001,623, Number of shares abstained: 0, Number of broker non-votes: 6,623,023); Alan S. Bernikow (Number of shares for: 70,517,785, Number of shares withheld: 1,907,268, Number of shares abstained: 0, Number of broker non-votes: 6,623,023); and Irvin D. Reid (Number of shares for: 69,246,144, Number of shares withheld: 3,178,909, Number of shares abstained: 0, Number of broker non-votes: 6,623,023).

The Company’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 69,777,999, Number of shares against: 2,518,051, Number of shares abstained: 129,003, Number of broker non-votes: 6,623,023).

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the ensuing year (Number of shares for: 78,336,472, Number of shares against: 535,318, Number of shares abstained: 176,286).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        MACK-CALI REALTY CORPORATION

Dated:  June 7, 2012                                             By:           /s/ Roger W. Thomas_________
                 Roger W. Thomas
                 Executive Vice President,
                 General Counsel and Secretary

MACK-CALI REALTY, L.P.

By:           Mack-Cali Realty Corporation,
 its general partner

Dated:  June 7, 2012                                            By:           /s/ Roger W. Thomas________
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary